Note 8 - Dividends and Share Repurchases	6 Months Ended
Jun. 30, 2023
Statement Line Items [Line Items]
Dividends and share repurchases [text block]
Note 8.	Dividends and Share Repurchases

Dividends

On January 12, 2023, the board of directors of the Company declared a special cash dividend of $0.80 per ADS, or $0.40 per ordinary share, representing an aggregate dividend of $71.3 million. The dividends payable to Kunlun Tech Limited and Keeneyes Future Holding Inc., each a shareholder in Opera, were offset against the receivables due from these companies by the same amount, in total $59.0 million.

On June 13, 2023, the board of directors of the Company adopted a recurring semi-annual cash dividend program for holders of Opera’s ordinary shares as well as ADSs. The first semi-annual dividend under the program was $0.40 per ADS, representing an aggregate dividend of $36.0 million. The dividend payable on the ordinary shares held by Kunlun, totaling $25.1 million, was offset against Opera’s receivable due from Kunlun following the sale of Opera’s former ownership interest in Star X. Future dividend payments on Kunlun’s ordinary shares in Opera will also be offset until the Star X receivable is fully settled. While Opera intends to pay regular semi-annual dividends, each payment will require the approval of Opera’s board of directors, which will consider the form, frequency and amounts of future dividends based upon Opera’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions, and other relevant factors.

Share Repurchases

In the six months ended June 30, 2023, Opera repurchased 370,162 ADSs for $2.5 million under the share repurchase program adopted on January 20, 2022. As of June 30, 2023, $30.2 million of the monetary buyback authorization remained unused.